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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 25, 2000



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-21487                   13-3904174
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 25, 2000, Carver Bancorp, Inc. (the "Company"), the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank, issued a news release announcing its results for the three month period ended March 31, 2000 and the twelve month period ended March 31, 2000 and that it was restating its net income for the three-month and six-month periods ended September 30, 1999 as well as for the nine-month period ended December 31, 1999. The Company intends to file amendments to its quarterly reports on Form 10-Q for the three-month periods on September 30, 1999 and December 31, 1999. A copy of the news release containing such announcement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits. The following Exhibits are filed as part of this report:

Exhibit No.                        Description
-----------                        -----------
   99.1                 Press Release issued May 25, 2000

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARVER BANCORP, INC.


                                    By:   /s/ Deborah C. Wright
                                          -------------------------------------
                                          Deborah C. Wright
                                          President and Chief Executive Officer


Dated:    May 26, 2000

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                                  EXHIBIT INDEX



         Exhibit                            Description
         -------                            -----------

           99.1                  Press Release issued May 25, 2000